AXOS FINANCIAL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	At June 30,
(Dollars in thousands, except par value)	2024	2023
ASSETS
Cash and cash equivalents	$1,979,979	$2,233,027
Restricted cash	205,797	149,059
Total cash, cash equivalents and restricted cash	2,185,776	2,382,086
Trading securities	353	758
Available-for-sale securities	141,611	232,350
Stock of regulatory agencies	21,957	21,510
Loans held for sale, carried at fair value	16,482	23,203
Loans held for sale, lower of cost or fair value	—	776
Loans—net of allowance for credit losses of $260,542 as of June 30, 2024 and $166,680 as of June 30, 2023	19,231,385	16,456,728
Servicing rights, carried at fair value	28,924	25,443
Securities borrowed	67,212	134,339
Customer, broker-dealer and clearing receivables	240,028	374,074
Goodwill and other intangible assets—net	141,769	152,149
Other assets	779,837	545,053
TOTAL ASSETS	$22,855,334	$20,348,469

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Non-interest bearing	$2,975,631	$2,898,150
Interest bearing	16,383,586	14,224,958
Total deposits	19,359,217	17,123,108
Advances from the Federal Home Loan Bank	90,000	90,000
Borrowings, subordinated notes and debentures	325,679	361,779
Securities loaned	74,177	159,832
Customer, broker-dealer and clearing payables	301,127	445,477
Accounts payable and other liabilities	414,538	251,114
Total liabilities	20,564,738	18,431,310
COMMITMENTS AND CONTINGENCIES (Note 19)
STOCKHOLDERS’ EQUITY:
Common stock—$0.01 par value; 150,000,000 shares authorized, 70,221,632 shares issued and 56,894,565 shares outstanding as of June 30, 2024; 69,465,446 shares issued and 58,943,035 shares outstanding as of June 30, 2023	702	695
Additional paid-in capital	510,234	479,878
Accumulated other comprehensive income (loss)—net of income tax	(2,466)	(6,610)
Retained earnings	2,185,615	1,735,609
Treasury stock, at cost; 13,327,067 shares as of June 30, 2024 and 10,522,411 shares as of June 30, 2023	(403,489)	(292,413)
Total stockholders’ equity	2,290,596	1,917,159
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$22,855,334	$20,348,469

AXOS FINANCIAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Three Months Ended
	June 30,
(Dollars in thousands, except earnings per common share)	2024	2023
INTEREST AND DIVIDEND INCOME:
Loans, including fees	$409,466	$305,011
Securities borrowed and customer receivables	6,244	4,815
Investments and other	37,718	36,604
Total interest and dividend income	453,428	346,430
INTEREST EXPENSE:
Deposits	187,542	137,189
Advances from the Federal Home Loan Bank	1,293	523
Securities loaned	379	356
Other borrowings	4,152	4,608
Total interest expense	193,366	142,676
Net interest income	260,062	203,754
Provision for credit losses	6,000	7,000
Net interest income, after provision for credit losses	254,062	196,754
NON-INTEREST INCOME:
Broker-dealer fee income	11,053	13,768
Advisory fee income	7,649	7,503
Banking and service fees	8,436	7,838
Mortgage banking and servicing rights income	3,189	1,988
Prepayment penalty fee income	534	1,608
Total non-interest income	30,861	32,705
NON-INTEREST EXPENSE:
Salaries and related costs	68,760	54,509
Data and operational processing	16,717	16,095
Depreciation and amortization	7,499	5,665
Advertising and promotional	12,346	8,095
Professional services	11,672	5,979
Occupancy and equipment	4,603	4,037
FDIC and regulatory fees	6,930	4,371
Broker-dealer clearing charges	3,841	3,509
General and administrative expense	8,167	10,196
Total non-interest expense	140,535	112,456
INCOME BEFORE INCOME TAXES	144,388	117,003
INCOME TAXES	39,516	29,647
NET INCOME	$104,872	$87,356
COMPREHENSIVE INCOME	$105,470	$86,319
Basic earnings per common share	$1.84	$1.48
Diluted earnings per common share	$1.80	$1.46

AXOS FINANCIAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Year Ended June 30,
(Dollars in thousands, except earnings per common share)	2024	2023	2022
INTEREST AND DIVIDEND INCOME:
Loans, including fees	$1,499,572	$1,048,874	$626,628
Securities borrowed and customer receivables	22,407	18,657	20,512
Investments and other	133,628	89,607	12,588
Total interest and dividend income	1,655,607	1,157,138	659,728
INTEREST EXPENSE:
Deposits	670,570	339,481	33,620
Advances from the Federal Home Loan Bank	3,087	12,644	4,625
Securities loaned	2,214	3,673	1,124
Other borrowings	18,307	18,219	13,201
Total interest expense	694,178	374,017	52,570
Net interest income	961,429	783,121	607,158
Provision for credit losses	32,500	24,251	23,750
Net interest income, after provision for credit losses	928,929	758,870	583,408
NON-INTEREST INCOME:
Broker-dealer fee income	48,136	46,503	22,880
Advisory fee income	31,335	28,324	29,230
Banking and service fees	35,723	32,938	28,752
Mortgage banking and servicing rights income	10,000	7,101	19,198
Prepayment penalty fee income	5,069	5,622	13,303
Gain on acquisition	92,397	—	—
Total non-interest income	222,660	120,488	113,363
NON-INTEREST EXPENSE:
Salaries and related costs	250,873	204,271	167,390
Data and operational processing	69,370	60,557	50,159
Depreciation and amortization	27,086	23,387	24,596
Advertising and promotional	42,797	37,150	13,580
Professional services	36,532	29,268	22,482
Occupancy and equipment	16,704	15,647	13,745
FDIC and regulatory fees	20,546	15,534	11,823
Broker-dealer clearing charges	18,260	13,433	15,184
General and administrative expense	33,940	48,367	37,853
Total non-interest expense	516,108	447,614	356,812
INCOME BEFORE INCOME TAXES	635,481	431,744	339,959
INCOME TAXES	185,473	124,579	99,243
NET INCOME	$450,008	$307,165	$240,716
COMPREHENSIVE INCOME	$454,152	$303,488	$235,276
Basic earnings per common share	$7.82	$5.15	$4.04
Diluted earnings per common share	$7.66	$5.07	$3.97

LOANS & ALLOWANCE FOR CREDIT LOSSES
The following table sets forth the composition of the loan portfolio:

(Dollars in thousands)	June 30, 2024	June 30, 2023
Single Family - Mortgage & Warehouse	$4,178,832	$4,173,833
Multifamily and Commercial Mortgage[1]	3,861,931	3,082,225
Commercial Real Estate[1]	6,088,622	6,199,818
Commercial & Industrial - Non-RE	5,241,766	2,639,650
Auto & Consumer	431,660	556,500
Total gross loans	19,802,811	16,652,026
Allowance for credit losses - loans	(260,542)	(166,680)
Unaccreted premiums (discounts) and loan fees	(310,884)	(28,618)
Total net loans	$19,231,385	$16,456,728
1 Includes PCD loans of $284.0 million in Multifamily and Commercial Mortgage and $44.5 million in Commercial Real Estate as of June 30, 2024.

AVAILABLE-FOR-SALE SECURITIES
The amortized cost and fair value of available-for-sale securities were:

	June 30, 2024
(Dollars in thousands)	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
Mortgage-backed securities (MBS):
Agency[1]	$29,834	$84	$(2,659)	$27,259
Non-agency[2]	110,658	838	(568)	110,928
Total mortgage-backed securities	140,492	922	(3,227)	138,187
Municipal	3,788	—	(364)	3,424
Total available-for-sale securities	$144,280	$922	$(3,591)	$141,611

	June 30, 2023
(Dollars in thousands)	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
Mortgage-backed securities (MBS):
Agency[1]	$27,024	$—	$(3,077)	$23,947
Non-agency[2]	210,271	711	(5,977)	205,005
Total mortgage-backed securities	237,295	711	(9,054)	228,952
Municipal	3,656	—	(258)	3,398
Total available-for-sale securities	$240,951	$711	$(9,312)	$232,350
1 Includes securities guaranteed by Ginnie Mae, a U.S. government agency, and the government sponsored enterprises Fannie Mae and Freddie Mac.
2 Private sponsors of securities collateralized primarily by first-lien mortgage loans on commercial properties or by pools of 1-4 family residential first mortgages. Primarily super senior securities secured by prime, Alt-A or pay-option ARM mortgages.

DEPOSITS
The following table sets forth the composition of the deposit portfolio:

	June 30, 2024		June 30, 2023
(Dollars in thousands)	Amount	Rate[1]	Amount	Rate[1]
Non-interest bearing	$2,975,631	—%	$2,898,150	—%
Interest-bearing:
Demand	2,485,325	2.42%	3,334,615	2.43%
Savings	12,960,165	4.58%	9,575,781	4.20%
Total interest-bearing demand and savings	15,445,490	4.23%	12,910,396	3.74%
Time deposits:
$250 and under[2]	567,192	4.34%	932,436	3.72%
Greater than $250	370,904	4.76%	382,126	4.36%
Total time deposits	938,096	4.51%	1,314,562	3.91%
Total interest bearing[2]	16,383,586	4.24%	14,224,958	3.76%
Total deposits	$19,359,217	3.59%	$17,123,108	3.12%
1 Based on weighted-average stated interest rates at end of period.
2 The total interest-bearing includes brokered deposits of $1,611.6 million and $2,028.5 million as of June 30, 2024 and June 30, 2023, respectively, of which $400.0 million and $690.9 million, respectively, are time deposits classified as $250,000 and under.
The number of deposit accounts at the end of each of the last three fiscal years is set forth below:

	At June 30,
	2024	2023	2022
Non-interest bearing	55,772	45,640	42,372
Interest-bearing checking and savings accounts	495,070	427,299	344,593
Time deposits	4,696	6,340	8,734
Total number of deposit accounts	555,538	479,279	395,699

AVERAGE BALANCES, NET INTEREST INCOME, YIELDS EARNED AND RATES PAID
Average Balances, Net Interest Income, Yields Earned and Rates Paid
The following table presents information regarding (i) average balances; (ii) the total amount of interest income from interest-earning assets and the weighted average yields on such assets; (iii) the total amount of interest expense on interest-bearing liabilities and the weighted average rates paid on such liabilities; (iv) net interest income; (v) interest rate spread; and (vi) net interest margin:

	For the Three Months Ended,
	June 30, 2024			June 30, 2023
(Dollars in thousands)	Average Balance[1]	Interest Income/ Expense	Average Yields Earned/Rates Paid[2]	Average Balance[1]	Interest Income/ Expense	Average Yields Earned/Rates Paid[2]
Assets:
Loans[3,4]	$19,177,807	$409,466	8.54%	$16,242,438	$305,011	7.51%
Non-purchased loans	18,196,696	368,766	8.11%	16,242,438	305,011	7.51%
Purchased loans[5]	981,111	40,700	16.59%	—	—	—%
Interest-earning deposits in other financial institutions	2,656,167	35,122	5.29%	2,601,097	32,492	5.00%
Mortgage-backed and other securities[4]	183,297	2,202	4.81%	254,133	3,815	6.00%
Securities borrowed and margin lending[6]	329,573	6,244	7.58%	355,687	4,815	5.41%
Stock of the regulatory agencies	17,250	394	9.14%	17,250	297	6.89%
Total interest-earning assets	22,364,094	453,428	8.11%	19,470,605	346,430	7.12%
Non-interest-earning assets	758,002			715,554
Total assets	$23,122,096			$20,186,159
Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$15,697,646	$176,930	4.51%	$12,507,836	$123,146	3.94%
Time deposits	971,756	10,612	4.37%	1,418,347	14,043	3.96%
Securities loaned	121,197	379	1.25%	184,608	356	0.77%
Advances from the FHLB	144,947	1,293	3.57%	90,000	523	2.32%
Borrowings, subordinated notes and debentures	327,602	4,152	5.07%	357,645	4,608	5.15%
Total interest-bearing liabilities	17,263,148	193,366	4.48%	14,558,436	142,676	3.92%
Non-interest-bearing demand deposits	2,870,716			3,117,796
Other non-interest-bearing liabilities	757,946			631,415
Stockholders’ equity	2,230,286			1,878,512
Total liabilities and stockholders’ equity	$23,122,096			$20,186,159
Net interest income		$260,062			$203,754
Interest rate spread[7]			3.63%			3.20%
Net interest margin[8]			4.65%			4.19%
1Average balances are obtained from daily data.
2Annualized.
3Loans include loans held for sale, loan premiums and unearned fees.
4Interest income includes reductions for amortization of loan and available-for-sale securities premiums and earnings from accretion of discounts and loan fees.
5Purchased loans include loans, loan discounts and unearned fees related to the FDIC Loan Purchase.
6Margin lending is the significant component of the asset titled customer, broker-dealer and clearing receivables on the unaudited Condensed Consolidated Balance Sheets.
7Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.
8Net interest margin represents annualized net interest income as a percentage of average interest-earning assets.

AVERAGE BALANCES, NET INTEREST INCOME, YIELDS EARNED AND RATES PAID
The following table presents information regarding (i) average balances; (ii) the total amount of interest income from interest-earning assets and the weighted-average yields on such assets; (iii) the total amount of interest expense on interest-bearing liabilities and the weighted-average rates paid on such liabilities; (iv) net interest income; (v) interest rate spread; and (vi) net interest margin:

	For the Fiscal Years Ended June 30,
	2024			2023			2022
(Dollars in thousands)	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid
Assets:
Loans[2,3]	$18,010,709	$1,499,572	8.33%	$15,571,290	$1,048,874	6.74%	$12,576,873	$626,628	4.98%
Non-purchased loans	17,458,451	1,405,202	8.05%	15,571,290	1,048,874	6.74%	12,576,873	626,628	4.98%
Purchased loans[4]	552,258	94,370	17.09%	—	—	—%	—	—	—%
Interest-earning deposits in other financial institutions	2,242,226	120,861	5.39%	1,761,902	73,467	4.17%	1,233,983	4,501	0.36%
Mortgage-backed and other securities	218,565	11,234	5.14%	259,473	14,669	5.65%	176,951	6,952	3.93%
Securities borrowed and margin lending[4]	329,154	22,407	6.81%	388,386	18,657	4.80%	687,363	20,512	2.98%
Stock of the regulatory agencies	17,250	1,533	8.89%	20,936	1,471	7.03%	21,844	1,135	5.20%
Total interest-earning assets	20,817,904	$1,655,607	7.95%	18,001,987	$1,157,138	6.43%	14,697,014	$659,728	4.49%
Non-interest-earning assets	811,032			735,783			658,494
Total assets	$21,628,936			$18,737,770			$15,355,508
Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$14,352,569	$626,678	4.37%	$10,211,737	$305,655	2.99%	$6,773,321	$20,053	0.30%
Time deposits	1,062,644	43,892	4.13%	1,225,537	33,826	2.76%	1,226,774	13,567	1.11%
Securities loaned	153,552	2,214	1.44%	303,932	3,673	1.21%	469,051	1,124	0.24%
Advances from the FHLB	107,454	3,087	2.87%	423,612	12,644	2.98%	349,796	4,625	1.32%
Borrowings, subordinated notes and debentures	358,452	18,307	5.11%	362,733	18,219	5.02%	302,454	13,201	4.36%
Total interest-bearing liabilities	16,034,671	$694,178	4.33%	12,527,551	$374,017	2.99%	9,121,396	$52,570	0.58%
Non-interest-bearing demand deposits	2,769,272			3,730,524			3,927,195
Other non-interest-bearing liabilities	745,472			695,617			764,542
Stockholders’ equity	2,079,521			1,784,078			1,542,375
Total liabilities and stockholders’ equity	$21,628,936			$18,737,770			$15,355,508
Net interest income		$961,429			$783,121			$607,158
Interest rate spread[6]			3.62%			3.44%			3.91%
Net interest margin[7]			4.62%			4.35%			4.13%
1.Average balances are obtained from daily data.
2.Loans include loans held for sale, loan premiums and unearned fees.
3.Interest income includes reductions for amortization of loan and available-for-sale securities premiums and earnings from accretion of discounts and loan fees.
4.Purchased loans include loans, loan discounts and unearned fees related to the FDIC Loan Purchase.
5.Margin lending is the significant component of the asset titled customer, broker-dealer and clearing receivables on the audited consolidated balance sheets.
6.Interest rate spread represents the difference between the weighted-average yield on interest-earning assets and the weighted-average rate paid on interest-bearing liabilities.
7.Net interest margin represents annualized net interest income as a percentage of average interest-earning assets.1 Average balances are obtained from daily data.

AVERAGE BALANCES, NET INTEREST INCOME, YIELDS EARNED AND RATES PAID
Banking Business Segment
The following tables presents our Banking Business Segment’s information regarding (i) average balances; (ii) the total amount of interest income from interest-earning assets and the weighted average yields on such assets; (iii) the total amount of interest expense on interest-bearing liabilities and the weighted average rates paid on such liabilities; (iv) net interest income; (v) interest rate spread; and (vi) net interest margin:

	For the Three Months Ended
	June 30,
	2024			2023
(Dollars in thousands)	Average Balance[1]	Interest Income/ Expense	Average Yields Earned/Rates Paid[2]	Average Balance[1]	Interest Income/ Expense	Average Yields Earned/Rates Paid[2]
Assets:
Loans[3,4]	$19,177,807	$409,466	8.54%	$16,220,701	$304,676	7.51%
Non-purchased loans	18,196,696	368,766	8.11%	16,220,701	304,676	7.51%
Purchased loans[5]	981,111	40,700	16.59%	—	—	—%
Interest-earning deposits in other financial institutions	2,527,083	33,345	5.28%	2,438,379	30,693	5.03%
Mortgage-backed and other securities[4]	182,858	2,202	4.81%	260,538	3,850	5.91%
Stock of the regulatory agencies	17,250	394	9.14%	17,250	295	6.84%
Total interest-earning assets	21,904,998	445,407	8.13%	18,936,868	339,514	7.17%
Non-interest-earning assets	458,470			371,710
Total assets	$22,363,468			$19,308,578
Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$15,734,579	$176,959	4.50%	$12,570,893	$123,178	3.92%
Time deposits	971,756	10,612	4.37%	1,418,347	14,043	3.96%
Advances from the FHLB	144,955	1,293	3.57%	90,000	523	2.32%
Borrowings, subordinated notes and debentures	—	—	—%	34	—	—%
Total interest-bearing liabilities	16,851,290	188,864	4.48%	14,079,274	137,744	3.91%
Non-interest-bearing demand deposits	2,949,090			3,177,475
Other non-interest-bearing liabilities	260,658			192,007
Stockholders’ equity	2,302,430			1,859,822
Total liabilities and stockholders’ equity	$22,363,468			$19,308,578
Net interest income		$256,543			$201,770
Interest rate spread[6]			3.65%			3.26%
Net interest margin[7]			4.68%			4.26%
1Average balances are obtained from daily data.
2Annualized.
3Loans include loans held for sale, loan premiums and unearned fees.
4Interest income includes reductions for amortization of loan and available-for-sale securities premiums and earnings from accretion of discounts and loan fees.
5Purchased loans include loans, loan discounts and unearned fees related to the FDIC Loan Purchase.
6Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.
7Net interest margin represents annualized net interest income as a percentage of average interest-earning assets.

Securities Business Segment

	June 30,
(Dollars in thousands)	2024	2023
FDIC insured program balances at banks	$1,289,105	$1,627,053
Margin balances	$219,848	$205,880
Cash reserves for the benefit of customers	$113,676	$149,059
Securities lending:
Interest-earning assets – stock borrowed	$67,212	$134,339
Interest-bearing liabilities – stock loaned	$74,177	$159,832